SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE VARIBALE TRUST FUNDS
(Each, a “Fund” and together, the “Funds”)

Effective immediately, the Funds’ statements of additional information are amended based on Board Approval for new agreements to include the following changes:

The second sentence of the fourth paragraph found under the heading “Distributor” in each “Management” section of the Funds’ statement of additional information is revised to read:

The Distributor may enter into selling agreements with one or more broker-dealers under which such broker-dealers may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers.

In addition, the fourth sentence is revised to read:

In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from Funds Management in connection with the sale of Fund shares.

February 21, 2014